Exhibit 99.1

NextBoat Appoints Proven Growth Executive Ross Tannenbaum as Chief Executive Officer

Former Fanatics President and Dreams CEO Brings Public Company Leadership and a Record of Building Category-Defining Consumer Businesses

WILMINGTON, NC / ACCESS Newswire / September 29, 2026 / NextBoat Inc. (NYSE American: NXB) (“NextBoat” or the “Company”), a vertically integrated, technology-driven marine marketplace and one of the largest buyers and sellers of used boats in the United States, today announced the appointment of Ross Tannenbaum as Chief Executive Officer, effective immediately. Mr. Tannenbaum succeeds Brian John, who will remain on the Board of Directors to support a smooth transition. His appointment marks the beginning of an ambitious new chapter for NextBoat as the Company moves from building its public-company foundation to driving toward profitability, expanding its national reach, and scaling a technology platform designed to transform the marine industry.

“This is a defining moment for NextBoat,” said Jason Ruegg, President of NextBoat. “We have built something truly unique: a public, technology-driven marine platform with the ability to buy, sell, finance, and service boats at national scale. Ross is the leader we believe can unlock the full potential of that platform. Ross has gotten to know our team and our business over the past several weeks, and he shares our focus on disciplined execution, sustainable profitability, and long-term shareholder value. His track record, energy, and ability to scale consumer businesses make him an exceptional fit for where we are going. I could not be more excited about the future of this Company.”

Mr. Tannenbaum brings a rare combination of public-company leadership, entrepreneurial experience, and large-scale retail execution. He served as President and Chief Executive Officer of Dreams, Inc., a publicly traded sports licensed products and memorabilia company, and joined Fanatics, Inc. following its acquisition of Dreams in 2012. At Fanatics, a leading global retailer of licensed sports merchandise and apparel, he went on to serve in several senior executive roles through 2019, including President of Retail and Collectibles through 2018, followed by a strategic business development role. Since leaving Fanatics, Mr. Tannenbaum has continued to build and invest in entrepreneurial ventures.

“NextBoat has the assets, the brands, the technology, and the entrepreneurial culture to become a truly important company in the marine industry,” said Ross Tannenbaum, Chief Executive Officer of NextBoat. “The opportunity is enormous. This is a highly fragmented market, and NextBoat is building an integrated platform capable of making the entire experience faster, smarter, and more efficient for boaters, brokers, dealers, and lenders. Everything I’ve learned through this process only reinforces my conviction that the foundation is here. Now our focus is execution: strengthening the core business, driving profitability, and scaling what works. I am thrilled to lead NextBoat into this next phase.”

In connection with Mr. Tannenbaum’s appointment as Chief Executive Officer, the Compensation Committee of the Company’s Board of Directors approved the grant to Mr. Tannenbaum, effective upon approval by the NYSE American of the listing of the underlying shares, of non-qualified stock options to purchase up to 2,500,000 shares of the Company’s common stock, at an exercise price equal to the closing price of the Company’s common stock on the date of grant. The awards consist of (i) options to purchase 1,000,000 shares, of which 200,000 vest on the date of grant and the remainder vest in 48 equal monthly installments; (ii) options to purchase 1,000,000 shares that vest in four equal tranches upon the Company achieving specified levels of Adjusted EBITDA; and (iii) options to purchase 500,000 shares that vest if the volume-weighted average price of the Company’s common stock is $5.00 or greater over 60 consecutive trading days, in each case subject to Mr. Tannenbaum’s continued employment and to accelerated vesting in specified circumstances. Each option has a term of ten years. The awards are being granted outside of the Company’s 2025 Equity Incentive Plan as an inducement material to Mr. Tannenbaum’s entry into employment with the Company, in reliance on the employment inducement exception under Section 711(a) of the NYSE American Company Guide. The awards are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission.

Mr. Tannenbaum’s appointment signals a new phase of focused execution for NextBoat. With an expanding national footprint, a growing portfolio of marine brands, proprietary technology, and capabilities spanning brokerage, wholesale acquisition, financing, and service, the Company believes it is positioned to build a more connected and efficient marine marketplace while pursuing sustainable growth and long-term value for shareholders.

About NextBoat Inc.

Founded in 2012, NextBoat Inc., previously known as Off The Hook YS Inc., is a vertically integrated, technology-driven marine marketplace transforming how boats are bought, sold, financed, and serviced across the United States. Through proprietary technology, transaction data, financing capabilities, and a growing national acquisition network, the Company operates across boat brokerage, wholesale inventory acquisition, auctions, financing, and marine services. NextBoat’s ecosystem includes Off The Hook Yachts, Autograph Yacht Group, Azure Funding, and proprietary lead-generation platforms. Headquartered in Wilmington, North Carolina, NextBoat is rapidly expanding its national footprint and market share within the $57 billion U.S. marine industry.

Contact

Investor Relations

ir@nextboat.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws regarding NextBoat Inc. (“Company”), including, without limitation, statements regarding the Company’s business strategy, technology platform, market opportunity, planned operations, and expected results and benefits. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative of such terms thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond our control. Actual results, performance or achievements, including the timing of events, may differ materially from those expressed or implied by the forward-looking statements as a result of various risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC. Copies of these filings are available on the SEC’s website at www.sec.gov. Investors are cautioned that forward-looking statements are not guarantees of future performance, and are cautioned not to place undue reliance on any such forward-looking statements. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances occurring after the date such statements were made, except as required by applicable law.